Supplement to Statement of Additional Information dated March 1, 2013

All Funds

At a special in-person meeting of the Board of Trustees (the “Board”) of Harbor Funds (the “Trust”, and each series thereof, a “Fund”) on March 25-26, 2013, the Board considered and unanimously approved new investment advisory agreements between the Funds and Harbor Capital Advisors, Inc. (“Harbor Capital”), the Funds’ current investment adviser. The new investment advisory agreements will take effect following the sale of 90.00001% of the outstanding shares of Robeco Groep N.V. (“Robeco”), Harbor Capital’s parent company, by Cooperative Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) to ORIX Corporation (“ORIX”) (such sale, the “Transaction”). Because the Transaction results in a change of control of Harbor Capital, the existing investment advisory agreements between the Funds and Harbor Capital terminate automatically upon the closing of the Transaction. The Transaction is expected to close in the summer of 2013 provided all required regulatory and other approvals have been obtained.

The Board also unanimously recommended that the Funds’ shareholders approve the new investment advisory agreements between the Funds and Harbor Capital. The Board further unanimously approved new investment subadvisory agreements among Harbor Capital, the Trust (on behalf of the Funds), and the Funds’ existing subadvisers to take effect upon the closing of the Transaction and the approval of the investment advisory agreements by each Fund’s shareholders.

The Transaction is not anticipated to have any material effect on the operations of the Funds or Harbor Capital, and there will be no change in subadvisers as a result of the Transaction. The Board’s adoption of new investment advisory and subadvisory agreements will not result in an increase in any Fund’s investment advisory or subadvisory fees.

ORIX, which was established in 1964, is an integrated financial services group based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. Shares of ORIX trade publicly on both the New York Stock Exchange (through American Depositary Receipts) and the Tokyo Stock Exchange.

Dated: March 27, 2013

Investors Should Retain This Supplement for Future Reference

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